UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): July 28, 2005

Psychiatric Solutions, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-20488 (Commission File Number)	23-2491707 (IRS Employer Identification No.)
840 Crescent Centre Drive, Suite 460, Franklin, Tennessee 37067
(Address of Principal Executive Offices)
(615) 312-5700
(Registrant’s Telephone Number, including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURES
INDEX TO EXHIBITS
Ex-99.1 Press Release of Psychiatric Solutions, Inc., dated July 28, 2005

Item 2.02 Results of Operations and Financial Condition.
     On July 28, 2005, Psychiatric Solutions, Inc. (the “Company”) issued a press release announcing the Company’s operating results for the second quarter and six months ended June 30, 2005. The press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference. The press release contains non-GAAP financial measures. The Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.
     The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.
Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

None required

(b)	Pro forma financial information.

None required

(c)	Exhibits.

	99.1	Press Release of Psychiatric Solutions, Inc., dated July 28, 2005 (furnished and not filed herewith pursuant to Item 2.02).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.
By:	/s/ Brent Turner
Brent Turner
Vice President, Treasurer and Investor Relations

Date: July 28, 2005

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibits
99.1	Press Release of Psychiatric Solutions, Inc., dated July 28, 2005 (furnished and not filed herewith pursuant to Item 2.02).